 Investor Presentation  August 2016

 2  Forward-Looking Statements  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, beliefs, expectations or intentions, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “project,” “goal,” “potential,” “predict,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.Statements regarding the following subjects, among others, may be forward-looking: economic changes, either nationally or in the markets in which we operate, including declines in employment, volatility of mortgage interest rates, declines in consumer sentiment and an increase in inflation; downturns in the homebuilding industry, either nationally or in the markets in which we operate; continued volatility and uncertainty in the credit markets and broader financial markets; the operating performance of our business; changes in our business and investment strategy; availability of land to acquire and our ability to acquire such land on favorable terms or at all; availability, terms and deployment of capital; disruptions in the availability of mortgage financing or increases in the number of foreclosures in our markets; shortages of or increased prices for labor, land or raw materials used in housing construction; delays or restrictions in land development or home construction or reduced consumer demand resulting from adverse weather and geological conditions or other events outside our control; the cost and availability of insurance and surety bonds; changes in, or the failure or inability to comply with, governmental laws and regulations; the timing of receipt of regulatory approvals and the opening of communities; the degree and nature of our competition; our leverage and debt service obligations; our future operating expenses, which may increase disproportionately to our revenue; our ability to achieve operational efficiencies with future revenue growth; our relationship, and actual and potential conflicts of interest, with PICO Holdings Inc., which owns a majority economic interest in UCP, LLC; and availability of, and our ability to retain our qualified personnel.The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise overtime, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Today's Presenters

UCP





Dustin Bogue

President and CEO

- Over 20 years of experience
- Founded UCP predecessor company in 2004
- Previously, VP of Development and Sales at Landcastle Real Estate
- Principal/broker in 100+ residential real estate transactions exceeding $1 billion in value

Jamie Pirrello

Chief Financial Officer

- Over 30 years of financial and operating experience across industries
- Joined UCP as CFO in 2016
- Leads UCP's finance, accounting, reporting and capital markets functions

3

 Company Overview

Company Snapshot

UCP

Company Highlights

- Homebuilder and land developer focused on high growth markets
  - Founded in 2004 by CEO Dustin Bogue
  - Headquartered in San Jose, California
- Acquired by PICO Holdings in 2008 to capitalize on dislocation in the housing market
- Significant land position of 5,547 lots(1)
  - Over 50% acquired prior to 2012
  - Rapidly expanding operations in West and Southeast segments
- Future earnings growth driven by
  - Momentum: Capitalize on current growth trajectory
  - Discipline: Leverage Sales, General and Administrative costs and expand margins
  - Transformation: Grow into a leading homebuilder in all served markets

High Growth Market Focus



West
Pacific Northwest
SF Bay Area
Central Valley
Southern California
Nashville
Charlotte
Myrtle Beach
Southeast

Attractive Land Position

(As of 6/30/2016)

Lots By Market(1)



Southeast 21%
SF Bay Area 32%
Pacific Northwest 14%
Southern California 3%
Central Valley 29%

LTM Deliveries by Market



Southeast 33%
SF Bay Area 25%
Pacific Northwest 13%
Southern California 5%
Central Valley 24%

(1) Owned and controlled as of June 30, 2016.

5

 6  Geographic Segment Overview    SF Bay Area  Central Valley   Southern California   Pacific Northwest  Southeast   Primary Counties/Metros   Santa Clara Monterey San Benito   Fresno Madera San Joaquin Tulare Kern   Los Angeles Ventura Inland Empire   Seattle Olympia   Charlotte Nashville Myrtle Beach   LTM Deliveries   196  191  36  104   262   LTM Avg. Sales Price ($ in 000s)   $577   $373   $425   $462  $233   LTM Homebuilding Revenue ($ mm)   $113  $71   $15   $48  $61  Total Lot Inventory (Owned and Controlled Lots)   1,797  1,631  172  759  1,188   Active Communities(1)  7   6   1   4   10  Market Highlights   Among best performing US economies Constrained land supply High barrier to entry markets   Active in desirable submarketsUCP offers wide range of homes Deep land positions   Large and diverse market UCP strategically positioned across multiple sub markets, price points and buyer types Strong growth market for UCP   Dynamic market with job growth, low unemployment and a highly educated workforce Diversified product mix by market segment   Employment growth exceeds national averages Focused primarily on 1st and 2nd time move-up buyers Well situated in high demand markets   Active communities consist of those developments with more than 15 homes remaining to deliver.

Strong Historical Growth Trajectory

UCP

UCP has deployed $378 million in capital since 2008 to amass an attractive portfolio of well-located lots in high growth markets and significantly expanded its homebuilding activities.

1 PICO Acquisition (2008–2012)

- Opportunistically deployed $219 million to acquire over 6,000 lots
- Strategic expansion into Pacific Northwest
- Formed Benchmark Communities (2010)

2 IPO and Growth (2013+)

- Opened 35 communities since IPO
- 5,547 lots owned and controlled
- Sufficient to supply 3–4 years of rapid growth in core markets
- Opened operations in both Southern California and the Southeast
- 28 active communities at June 30, 2016(1)

Homebuilding Deliveries



2011–2015
CAGR = 115%
33
41
196
432
701
789
2011
2012
2013
2014
2015
LTM
Q2 2016

(1) Active communities consist of those developments with more than 15 homes remaining to deliver.

7

 Investment Highlights

 9  Investment Highlights   Well-Positioned in Several High Growth Housing Markets  2   Long, High Quality Land Position In Place to Support Continued Growth  1   Rapid Growth Trajectory and Track Record of Execution  3   Wide Range of Product Capabilities, Including First-Time and First-Time Move-up   5   Proven Land Acquisition, Entitlement and Development Platform  6   Conservative Balance Sheet Relative to Peers   7   Scale and Efficiencies Driving Significant Margin Enhancement Opportunity  4

 10  Long Land Position to Fuel Growth  Owned and Controlled Lot VintageLots as of June 30, 2016  Lot Supply by MarketLots as of June 30, 2016  58% of lots acquired 2008 – 2013Strategic and well-positioned lot supplyAdequate supply to fulfill growth objectives      55 76 129  41127213  77127249  165165165  144162207  Based on LTM deliveries.  Southeast position in high growth markets of Charlotte, Nashville and Myrtle Beach

Exposure to High Growth Markets

UCP

- Original markets in California, including the Bay Area and Central Valley, as well as expansion into Los Angeles and the Inland Empire, continue to demonstrate strong fundamentals
- Expanded into the Southeast through Citizens Homes acquisition in 2014
- Southeast remains one of the most attractive regions for housing, with solid job growth and demographic trends
- Job growth outpaces uilding permit issuance in almost all of UCP's markets
- Current and target markets generally characterized as structurally undersupplied, tight supply of resale inventory, high job growth and affordability

Sales Volume in Key Markets is Strong

Annual New Home Sales Volume % YoY Change (2015)



164.9%
26.2%
18.3%
14.6%
11.8%
11.7%
5.9%
0.7%
Monterey
Nashville
Riverside-San Bernardino
Myrtle Beach
Fresno
Seattle Metro.
Charlotte
San Jose MSA

Job Gains Outpacing Permits in Many California and Washington Markets

Annual Employment Growth/Building Permits (As of May 2016)



8.4
6.6
5.1
4.6
2.8
1.6
1.6
0.8
Demand Outpaces Supply in Many of UCP's Markets
Monterey
San Jose MSA
Fresno
Riverside-San Bernardino
Seattle Metro.
Nashville
Charlotte
Myrtle Beach

Source: John Burns Real Estate Consulting.

Note: Myrtle Beach data for new home sales represents single-family permits and new home price represents existing home price.

11

Significant Runway for Community Growth

UCP

UCP has demonstrated strong growth in communities and backlog. Currently, only actively selling in communities that represent ~40% of the company's land position, implying significant runway.

Active Selling Communities

End of Period



28
21
9
4
2012
2013
2014
2015

Lots in Active Communities

As of June 30, 2016



Active
38%
Future
62%

2,118 Lots in Active Communities as of June 30, 2016

Active Communities by Division

	Q2 2016
San Francisco Bay Area	7
Central Valley	6
So. California	1
Pacific Northwest	4
Southeast	10
Total	**28**

Backlog Over Time



339
249
91
35
26
2012
2013
2014
2015
Q2 2016

Note: Active communities consist of those developments with more than 15 homes remaining to deliver

12

   13  Opportunity to Enhance Profitability Over Time  Several of UCP’s divisions have yet to reach scale and leverage existing overhead. The company expects to be able to ramp volumes while managing overhead costs, improving overall profitability.      General & Administrative  Sales and Marketing  Contraction: (140bps)  SG&A as Percent of Total Revenue  Consolidated Adj. Gross Margin %(1)    Source: Company filings and FactSet.(1) See the appendix for a reconciliation of non-GAAP financial measures.   Sales and Marketing ($ mm)  General and Administrative($ mm)      Gross Margin  Adjusted Gross Margin(1)

1st Time Buyer Focus with Broad Range of Products

UCP

UCP targets a diverse buyer segments, including first-time buyers, first-time move-up buyers, second-time move-up buyers and age targeted buyers. Most of our communities target multiple buyer segments, limiting the dependency on any single buyer segment.

First-Time	Move-Up	Age Targeted
THE Preserve AT TUMWATER PLACE	EastGarrison Monterey County's Premier Master Planned Community	Johnson MANOR
Tumwater, WA ***From the mid $200s***	***East Garrison, CA*** ***From the low $400s***	***Mooresville, NC*** ***From the low $200s***
	EastGarrison	

Division	LTM ASP ($ in 000's)	Current Base Price Range ($ in 000's)	Commentary
SF Bay Area	$577	$333–775	• Current communities positioned to local move-up families and regional move-down empty nesters
Central Valley	$373	$200–520	• Home sizes range from 1,500–3,500 sq. ft. in variety of plan offerings
Southern California	$425	$700–779	• Rancho Cucamonga predominantly move-up view-oriented homes. Infill locations planned for 2017 deliveries
Pacific Northwest	$462	$260–1,010	• Segmented by geography with King County offering move-up product and Thurston County featuring mixed array of first time and move-up
Southeast	$233	$154–740	• Flexible product array designed to compete across multiple price points and geographies

14

Proven Land Acquisition, Entitlement and Development Platform

UCP

UCP's Entitlement and Development Expertise

- Land entitlement and development is a key skill set of UCP's senior management
- UCP's substantial land position allows flexibility to either build homes or sell lots to third-party homebuilders
- Long-standing relationships with key land owners, broker, lenders and development companies facilitates the strategy
- ***UCP management excels in complex land acquisition scenarios where other buyers are deterred, allowing the company to maximize risk adjusted returns***

1 Disciplined Sourcing

- Focused on privately negotiated deals
- Target specific markets and assets using local market knowledge and strategic analysis
- Large pipeline of potential deals

2 Structuring/Negotiation

- Up front asset valuation and downside analysis
- Senior executive approval process
- Match contract terms to risk profile

3 Evaluation/Diligence

- Risk identification, analysis, and mitigation
- Deep local expertise and extensive diligence
- Creation and approval of business plan

4 Closing/Execution

- Transparent communication with sellers
- Established goodwill and track record
- Transactional experience

15

 Financial Overview

 17  2Q16 Highlights  Net income increased to $1.8 million, or net income attributable to UCP Class A Stockholders of $0.09 per share, compared to a loss of $0.08 for 2Q 2015Total consolidated revenue grew 51.4% to $82.8 millionRevenue from homebuilding increased 60.3% to $81.4 millionHomes delivered grew 27.9% to 197 unitsHomebuilding gross margin percentage increased 110bps to 18.2%Homebuilding adjusted gross margin percentage increased 170bps to 20.7%Selling, general and administrative expense as a percentage of total revenue improved to 14.4%, compared to 19.8% for 2Q 2015Net new home orders grew 11.2% to 229Backlog, on a dollar basis, increased 33.2% to $149.3 million

 18  2Q16 Homebuilding Revenue Dynamics  Homebuilding Revenue  Homes Delivered Average Selling Price  Homes Delivered  Mix of Homes Delivered by Region(1)  YoY Growth: 25.2%   Based on Q2 2016 deliveries.  YoY Growth: 60.3%   YoY Growth: 27.9%

 19  Financial Summary    Comprehensive Income (Loss) and Adjusted EBITDA(1)($ in millions)    Consolidated Adjusted Gross Margin(1)  Total Revenue($ in millions)  Homebuilding Deliveries      Adjusted EBITDA(1)  Comprehensive Income (Loss)    ASP ($ 000’s)    Adj. GM %  (1) See the appendix for a reconciliation of non-GAAP financial measures.   Homes Delivered CAGR: 89%   CAGR: 73%       Homes Delivered  Lots Delivered

UCP Capital Structure

UCP

UCP has maintained a consistently conservative balance sheet since going public in 2013, which continues to provide the flexibility to prudently evaluate growth opportunities.

Current Capitalization

($ in millions)	As of 6/30/2016
Cash:	
Cash & Cash Equivalents	$33.7
Debt:	
Variable Interest Notes	$83.4
Fixed Interest Notes	5.6
8.5% senior Notes Due 2017	74.8
Debt Issuance Cost	(1.1)
Total Debt	**$162.7**
Total Equity	**$214.8**
Total Debt / Capitilization	43.1%
Net Debt / Capitilization[1]	40.3

Maturity Profile



Variable Interest Notes
8.5% Senior Notes
Fixed Interest Notes
$16
$16
2016
$129
$2
$75
$53
2017
$19
$4
$15
2018

Total Debt / Capitalization Benchmarking



Median: 48.2%
34.2%
41.4%
43.1%
43.7%
47.4%
48.9%
52.1%
61.6%
72.9%
98.4%
WCIC
LGIH
UCP
AVHI (2)
MHO
CCS
NWHM
WLH
BZH (2)
HOV (3)

Source: Company filings as of August 9, 2016.
(1) See the appendix for a reconciliation of non-GAAP financial measures.
(2) DTA carrying value reduced by 36% for BZH and 20% for AVHI to estimate present value based on projected utilization and 10% discount rate.
(3) Reflects add-back of current DTA valuation allowance of 50% for HOV.

20

Appendix

 22  Adjusted Gross Margin Reconciliation  Adjusted gross margin percentage is a non-US GAAP financial measure. Adjusted gross margin is defined as gross margin plus capitalized interest, impairment and abandonment charges. We use adjusted gross margin information as a supplemental measure when evaluating our operating performance. We believe this information is meaningful, because it isolates the impact that leverage and non-cash impairment and abandonment charges have on gross margin. However, because adjusted gross margin information excludes interest expense and impairment and abandonment charges, all of which have real economic effects and could materially impact our results, the utility of adjusted gross margin information as a measure of our operating performance is limited. In addition, other companies may not calculate adjusted gross margin information in the same manner that we do. Accordingly, adjusted gross margin information should be considered only as a supplement to gross margin information as a measure of our performance. The table above provides a reconciliation of adjusted gross margin numbers to the most comparable US GAAP financial measure.

 23  Adjusted EBITDA Reconciliation  Adjusted EBITDA percentage is a non-US GAAP financial measure. Adjusted EBITDA is defined as comprehensive net income plus capitalized interest, provision for income taxes, depreciation and amortization, stock based compensation and impairment and abandonment charges. We use adjusted EBITDA information as a supplemental measure when evaluating our operating performance. We believe this information is meaningful, because it isolates the impact that leverage and non-cash charges have on cash flow generation. However, because adjusted EBITDA information excludes items that have real economic effects and could materially impact our results, the utility of adjusted EBITDA information as a measure of our operating performance is limited. In addition, other companies may not calculate adjusted EBITDA information in the same manner that we do. Accordingly, adjusted EBITDA information should be considered only as a supplement to other measures of our performance. The table above provides a reconciliation of adjusted EBITDA numbers to the most comparable US GAAP financial measure.

 24  Ratio of Net Debt-to-Capital Reconciliation  The ratio of net debt-to-capital is computed as the quotient obtained by dividing net debt (which is debt less cash and cash equivalents, including restricted cash balance requirements) by the sum of net debt plus stockholders’ and member's equity. The most directly comparable U.S. GAAP financial measure is the ratio of debt-to-capital. We believe the ratio of net debt-to-capital is a relevant financial measure for investors to understand the leverage employed in our operations and as an indicator of our ability to obtain financing. We reconcile this non-GAAP financial measure to the ratio of debt-to-capital in the table above. The Company’s calculation of net debt-to-capital ratio might not be comparable with other issuers or issuers in other industries.